                                                               Exhibit 99.12

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Selkirk Cogen Funding  Corporation  for the quarter ended September 30, 2002, I,
John R. Cooper, Senior Vice President,  Chief Financial Officer and Treasurer of
Selkirk  Funding  Corporation,  hereby  certify  pursuant to 18 U.S.C.  1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

               (1)  such  Quarterly  Report on Form 10-Q for the  quarter  ended
                    September 30, 2002 fully complies with the  requirements  of section  13(a) or 15(d) of the  Securities  Exchange  Act of
                    1934; and

               (2)  he information  contained in such  Quarterly  Report on Form
                    10-Q  for  the  quarter  ended  September  30,  2002  fairly presents, in fll material respects,  the financial condition
                    and  results  of   aperations   of  Selkirk   Cogen  Funding
                    Corporation.

November 14, 2002                           /s/ JOHN R. COOPER
                                            ------------------------
                                            John R. Cooper
                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Treasurer
                                            Selkirk Cogen Funding Corporation